                                                                     Exhibit 4.0

COMMON STOCK                                                        COMMON STOCK
CERTIFICATE NO. ____                                             ________ SHARES

                              LIBERTY BANCORP, INC.
                ORGANIZED UNDER THE LAWS OF THE STATE OF MISSOURI

THIS CERTIFIES THAT

                                   [SPECIMEN]

is the owner of:

       FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK $0.01 PAR VALUE
                       PER SHARE OF LIBERTY BANCORP, INC.
        A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF MISSOURI.

     The shares represented by this certificate are transferable only on the stock transfer books of Liberty Bancorp, Inc. (the "Company") by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation of the Company and any amendments thereto (copies of which are on file with the Secretary of the Company), to all of which provisions the holder by acceptance hereof, assents.

     IN WITNESS WHEREOF, LIBERTY BANCORP, INC. has caused this certificate to be executed by the signatures of its duly authorized officers and has caused its corporate seal to be hereunto affixed.

Dated:                                  [SEAL]
       ------------------


-------------------------------------   ----------------------------------------
President                               Secretary

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     The Company will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common     UNIF GIFTS MIN ACT - ______ custodian _______
                                                        (Cust)           (Minor)

TEN ENT - as tenants by the entireties         under Uniform Gifts to Minors Act

                                                            ____________________
                                                                         (State)

JT TEN - as joint tenants with right of
         survivorship and not as tenants
         in common

     Additional abbreviations may also be used though not in the above list.

For value received __________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFICATION NUMBER OF ASSIGNEE

________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee.

______________________________________ shares of the common stock represented by this certificate and do hereby irrevocably constitute and appoint
____________________________________________________________________, attorney, to transfer the said stock on the books of the within-named bank with full power of substitution in the premises.


DATED
      --------------------              ----------------------------------------
                                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                        MUST CORRESPOND WITH THE NAME AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE GUARANTEED:
                                        ----------------------------------------
                                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                        AN ELIGIBLE GUARANTOR INSTITUTION,
                                        (BANKS, STOCKBROKERS, SAVINGS AND LOAN
                                        ASSOCIATIONS AND CREDIT UNIONS WITH
                                        MEMBERSHIP IN AN APPROVED SIGNATURE
                                        GUARANTEE MEDALLION PROGRAM), PURSUANT
                                        TO S.E.C. RULE 17Ad-15